EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Damien R. Tanaka, Chairman, Chief Executive Officer and President of General
Dynamics, Inc., (the "Company"), hereby certify that, to the best of my knowledge and belief:

1. The Quarterly Report on Form 10-QSB, of the Company for the three month period ended March 31, 2006, as filed with the Securities and Exchange
Commission (the "Quarterly Report"), fully complies with the requirements of
Section 13 (a) or 15 (d) of the Securities and Exchange Act of 1934, as amended;
and

2. The information contained in this Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the
Company.

Date: May 25, 2006

/s/ Damien R. Tanaka

Damien R. Tanaka
Chairman of the Board,
President and
Chief Executive Officer